GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds
Class A, Class B, Class C, Institutional and
Service Shares, as applicable, of the
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs High Yield Municipal Fund

Goldman Sachs Short Duration and Government Fixed Income Funds
Class A, Class B, Class C, Service, Administration, Institutional, Class IR and
Class R Shares, as applicable, of the
Goldman Sachs Enhanced Income Fund
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Government Income Fund
Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Multi Sector Fixed Income Funds
Class A, Class B, Class C, Institutional, Service, Class IR and
Class R Shares, as applicable, of the
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Core Plus Fixed Income Fund
Goldman Sachs Global Income Fund

Goldman Sachs Single Sector Fixed Income Funds
Class A, Class B, Class C, Institutional, Service, Separate Account
Institutional, Class R and Class IR,
Shares, as applicable, of the
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs High Yield Fund
Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs Local Emerging Markets Debt Fund

Supplement dated April 27, 2010 to the
Prospectuses dated July 29, 2009

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

This Supplement should be retained with your Prospectus for future reference.

JULFDSSTK 4-10